                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA

In re: AB Liquidating Corp.                  Case No.    01-53685 ASW
       2055 Gateway Place, Suite 400                    --------------
       San Jose, CA 95110                    CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)
-----------------------------------------

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED: 12/31/01 (1)                 PETITION DATE:  07/26/01
                  ------------                                 --------

     Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in $1
                         --

                                                                         End of Current       End of Prior       As of Petition
2.   Asset and Liability Structure                                           Month               Month              Filing
                                                                             -----               -----              ------
     a.   Current Assets                                                 $ 33,304,618         $ 33,405,775
                                                                         ------------         ------------
     b.   Total Assets                                                   $ 34,484,445         $ 34,574,602       $ 57,984,978
                                                                         ------------         ------------       ------------
     c.   Current Liabilities                                            $    865,925         $    826,038
                                                                         ------------         ------------
     d.   Total Liabilities                                              $ 29,238,867         $ 29,198,980       $ 28,398,051
                                                                         ------------         ------------       ------------

                                                                                                                  Cumulative
3.   Statement of Cash Receipts & Disbursements for Month                                      Prior Month      (Case to Date)
                                                                                               -----------       ------------
     a.   Total Receipts                                                 $     44,435         $  6,625,916       $  7,280,992
                                                                         ------------         ------------       ------------
     b.   Total Disbursements                                            $     37,201         $    337,641       $  1,262,398
                                                                         ------------         ------------       ------------
     c.   Excess (Deficiency) of Receipts Over Disbursements (a-b)       $      7,234         $  6,288,275       $  6,018,594
                                                                         ------------         ------------       ------------
     d.   Cash Balance Beginning of Month                                $ 32,255,700         $ 25,967,425       $ 26,867,358
                                                                         ------------         ------------       ------------
     e.   Cash Balance End of Month (c + d)                              $ 32,180,225         $ 32,255,700       $ 32,180,225
                                                                         ------------         ------------       ------------

                                                                                                                  Cumulative
                                                                         Current Month         Prior Month      (Case to Date)
                                                                         -------------         -----------       ------------
4.   Profit/(Loss) from the Statement of Operations                           N/A                  N/A                N/A
                                                                         ------------         ------------       ------------
5.   Account Receivables (Pre and Post Petition)                         $          0         $          0
                                                                         ------------         ------------
6.   Post-Petition Liabilities                                           $    865,925         $    826,038
                                                                         ------------         ------------
7.   Past Due Post-Petition Account Payables (over 30 days)              $          0         $          0
                                                                         ------------         ------------

At the end of this reporting month:                                                                Yes                No
                                                                                                   ---                --

8.   Have any payments been made on pre-petition debt, other than payments in                                          X
     the normal course to secured creditors or lessors? (if yes, attach listing               ------------       ------------
     including date of payment, amount of payment and name of payee)
9.   Have any payments been made to professionals? (if yes, attach listing                                             X
     including date of payment, amount of payment and name of payee)                          ------------       ------------
1O.  If the answer is yes to 8 or 9, were all such payments approved by the                        N/A                N/A
     court?                                                                                   ------------       ------------
11.  Have any payments been made to officers, insiders, shareholders, relatives?                     X
     (if yes, attach listing including date of payment, amount and reason for                 ------------       ------------
     payment, and name of payee)
12.  Is the estate insured for replacement cost of assets and for general                            X
     liability?                                                                               ------------       ------------
13.  Are a plan and disclosure statement on file?                                                                     X
                                                                                              ------------       ------------
14.  Was there any post-petition borrowing during this reporting period?                                               X
                                                                                              ------------       ------------
15.  Check if paid: Post-petition taxes  X ;     U.S. Trustee Quarterly Fees  X ;    Check if filing is current for: Post-petition
                                        ---                                  ---
     tax reporting and tax returns:     ___

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:     01/20/02                       /s/ Daniel Scharre
     ----------------                    ---------------------------------------
                                         Responsible Individual - Daniel Scharre

                                  BALANCE SHEET
                            (General Business Case)
                          For the Month Ended  12/31/01
                                              ----------

Assets

                                                           From Schedules      Market Value
                                                           --------------      ------------
   Current Assets

1    Cash and cash equivalents - unrestricted                                  $ 26,855,318
                                                                               ------------
2    Cash and cash equivalents - restricted                                    $  5,324,906
                                                                               ------------
3    Accounts receivable (net)                                   A             $          0
                                                                               ------------
4    Inventory                                                   B             $          0
                                                                               ------------
5    Prepaid expenses (See Note I)                                             $    574,394
                                                                               ------------
6    Professional retainers (estimate only)                                    $    550,000
                                                                               ------------
7    Other:__________________________________________
                                                                               ------------
8    ________________________________________________
                                                                               ------------

9                  Total Current Assets                                        $ 33,304,618
                                                                               ------------

   Property and Equipment (Market Value)

10   Real Property                                               C             $          0
                                                                               ------------
11   Machinery & Equipment                                       D             $      1,289
                                                                               ------------
12   Furniture and fixtures                                      D             $          0
                                                                               ------------
13   Office equipment                                            D             $          0
                                                                               ------------
14   Leasehold improvements                                      D             $          0
                                                                               ------------
15   Computer, Hardware & Software                               D             $    138,401
                                                                               ------------
16   Other:__________________________________________            D
                                                                               ------------
17   ________________________________________________            D
                                                                               ------------
18   ________________________________________________            D
                                                                               ------------
19   ________________________________________________            D
                                                                               ------------
20   ________________________________________________            D

21                 Total Property and Equipment (1)                            $    139,690
                                                                               ------------

   Other Assets

22   Loans to shareholders
                                                                               ------------
23   Loans to affiliates - Secured                                             $          0
                                                                               ------------
24   Loans to affiliates (net) - unsecured                                     $          0
     ------------------------------------------------                          ------------
25   Notes Receivables                                                         $  1,029,137
     ------------------------------------------------                          ------------
26   Security Deposits (HQ Global Workplace)                                   $     11,000
     ------------------------------------------------                          ------------
27   ________________________________________________

28                 Total Other Assets                                          $  1,040,137
                                                                               ------------

29                 Total Assets                                                $ 34,484,445
                                                                               ============

 NOTE:

     At the guidance of the US Trustee, AB Liquidating Corp., Debtor In Possession, is presenting its assets at cost value less accumulated depreciation, if any. In addition, Accounts Receivable, Inventory and Property Plant & Equipment are reflective of a provisional impairement write-down.

     (1) The Debtor ceased depreciating its fixed assets effective December 1, 200l.

                             Liabilities and Equity
                             (General Business Case)

    Liabilities From Schedules

      Post-Petition

        Current Liabilities
30             Salaries and Wages (including Contract Labor)
                                                                                                -------------
31             Payroll taxes
                                                                                                -------------
32             Real and personal property taxes
                                                                                                -------------
33             Income taxes
                                                                                                -------------
34             Sales taxes
                                                                                                -------------
35             Notes payable (short term)
                                                                                                -------------
36             Accounts payable (trade)                                                A        $      23,925
                                                                                                -------------
37             Real property lease arrearage
                                                                                                -------------
38             Personal property lease arrearage
                                                                                                -------------
39             Accrued professional fees (estimate only)                                        $     842,000
                                                                                                -------------
40             Current portion of long-term post-petition debt (due within 12 months)
                                                                                                -------------
41             Other: _______________________________________
                                                                                                -------------
42             ______________________________________________
                                                                                                -------------
43             ______________________________________________
                                                                                                -------------

44             Total Current Liabilities                                                        $     865,925
                                                                                                -------------

45      Long-Term Post-Petition Debt, Net of Current Portion
                                                                                                -------------

46             Total Post-Petition Liabilities                                                  $     865,925
                                                                                                -------------

      Pre-Petition Liabilities (allowed amount)

47             Secured claims                                                           F       $           0
                                                                                                -------------
48             Priority unsecured claims                                                F       $     159,165
                                                                                                -------------
49             General unsecured claims                                                 F       $  28,213,777
                                                                                                -------------

50             Total Pre-Petition Liabilities                                                   $  28,372,942
                                                                                                -------------

51             Total Liabilities                                                                $  29,238,867
                                                                                                -------------

    Equity (Deficit)

52      Retained Earnings/(Deficit) at time of filing                                           $(131,091,067)
                                                                                                -------------
53      Capital Stock                                                                           $   3,777,628
                                                                                                -------------
54      Additional paid-in capital                                                              $ 157,920,727
                                                                                                -------------
55      Cumulative profit/(loss) since filing of case                                           $ (25,361,710)
                                                                                                -------------
56      Post-petition contributions/(distributions) or (draws)                                  $           0
                                                                                                -------------
57             ______________________________________________
                                                                                                -------------
58      Market value adjustment                                                                 $           0
                                                                                                -------------

59             Total Equity (Deficit)                                                           $   5,245,578
                                                                                                -------------

60  Total Liabilities and Equity (Deficit)                                                      $  34,484,445
                                                                                                =============

AB Liquidating Corp.
Debtor-In-Possession
Footnotes to Balance Sheet
December 2001 MOR

NOTES:
-----

Accounts Receivable -- All Accounts Receivable, totaling $272,878 in the
-------------------
      Debtor's books, were sold effective 11/2/2001.

Property and Equipment -- The Debtor's Property and Equipment has been written
----------------------
      down by $3,859,391 to reflect the sale of the Debtor's assets on 11/2/2001.

Inventory -- All Inventory, totaling $3,562,945 in the Debtor's books, was sold
---------
      effective 11/2/2001.

Note 1 -- Prepaid Expenses for the MOR period of December 2001 was $574,394. This amount represents Prepaid Insurance of $103K and Sales Tax Refunds (we are expecting) of $471K.

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A
                      Accounts Receivable and (Net) Payable

                                        Accounts Receivable         Accounts Payable         Past Due
Receivables and Payables Agings        [Pre and Post Petition]        [Post Petition]      Post Petition Debt
                                       -----------------------        ---------------      ------------------

   0 -30 Days                                               $0                $23,925
                                       -----------------------        ---------------
   3l-60 Days                                               $0                     $0
                                       -----------------------        ---------------
   6l-90 Days                                               $0                     $0                      $0
                                       -----------------------        ---------------      ------------------
   91+ Days                                                 $0                     $0
                                       -----------------------        ---------------
   Total accounts receivable/payable                        $0                $23,925
                                       -----------------------        ===============
   Allowance for doubtful accounts                          $0
                                       -----------------------
   Accounts receivable (net)                                $0
                                       =======================


                                                       Schedule B
                                              Inventory/Cost of Goods Sold


Types and Amount of Inventory(ies)                            Cost of Goods Sold
----------------------------------                            ------------------
                                                              Inventory Beginning of Month                 $0
                                                                                           ------------------
                                    Inventory(ies)            Add -
                                      Balance at              Net Purchase                 ------------------
                                    End of Month              Direct labor                 ------------------
                                    -------------             Manufacturing  overhead      ------------------
                                                              Freight in                   ------------------
  Retail/Restaurants               ---------------             Other:                      ------------------
     Product for resale                                       -----------------------------------------------
                                                              -----------------------------------------------
  Distribution -                                              Less -
     Products for resale           --------------
                                                               Inventory End of Month                      $0
                                                                                           ------------------
  Manufacturer -                                               Shrinkage                   ------------------
     Raw Materials                          $   0              Personal Use                ------------------
                                   --------------                                                          $0
     Work-in-progress                       $   0             Cost of Goods Sold           ==================
                                   --------------
     Finished goods                         $   0
                                   --------------


  Inventory Write-Down Provision            $   0
                                   --------------
  -------------------------------
  -------------------------------
       TOTAL                                $   0
                                   ==============
  Method of Inventory Control                                 Inventory Valuation Methods
  Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.

          Yes  X   No ____
              ---
  How often do you a complete physical inventory?             Valuation methods -
                                                                   FIFO cost               ---
     Weekly          _____                                         LIFO cost               ---

     Monthly         _____                                         Lower of cost or market  X
                                                                                           ----
     Quarterly          X                                          Retail method           ----
                     -----                                         Other                   ----
     Semi-annually   _____                                            Explain              ----
     Annually        _____

Date of last physical inventory was    07/13/01
                                   --------------             ------------------------------------------------
                                                              ------------------------------------------------
Date of next physical inventory is     N/A
                                   --------------             ------------------------------------------------

                                   Schedule C
                                 Real Property

Description                                                     Cost          Market Value
                       N/A                                      N/A               N/A
     -------------------------------------------             --------           --------

     -------------------------------------------             --------           --------

     -------------------------------------------             --------           --------

     -------------------------------------------             --------           --------

     -------------------------------------------             --------           --------

     -------------------------------------------             --------           --------
     Total                                                   $      0           $      0
                                                             ========           ========

                                   Schedule D
                            Other Depreciable Assets

Description                                                    Cost           Market Value
Machinery & Equipment -                                        ----           ------------
                                                             $  1,289           $  1,289
     --------------------------------------------------      --------           --------

     --------------------------------------------------      --------           --------

     --------------------------------------------------      --------           --------

     --------------------------------------------------      --------           --------
     Total                                                   $  1,289           $  1,289
                                                             ========           ========

Furniture & Fixtures -

                                                             $      0           $      0
     --------------------------------------------------      --------           --------

     --------------------------------------------------      --------           --------

     --------------------------------------------------      --------           --------

     --------------------------------------------------      --------           --------
     Total                                                   $      0           $      0
                                                             ========           ========

Office Equipment -

                                                             $      0           $      0
     --------------------------------------------------      --------           --------

     --------------------------------------------------      --------           --------

     --------------------------------------------------      --------           --------
     Total                                                   $      0           $      0
                                                             ========           ========

Leasehold Improvements -

                                                             $      0           $      0
     ---------------------------------------------------     --------           --------

     ---------------------------------------------------     --------           --------

     ---------------------------------------------------     --------           --------

     ---------------------------------------------------     --------           --------
     Total                                                   $      0           $      0
                                                             ========           ========

Computer, Hardware & Software (1)
     Computer Equipment, Software, Firewall Servers, etc.    $138,401           $138,401
     ---------------------------------------------------     --------           --------

     ---------------------------------------------------     --------           --------

     ---------------------------------------------------     --------           --------

     ---------------------------------------------------     --------           --------
     Total                                                   $138,401           $138,401
                                                             ========           ========

     NOTE:
     ----
     On November 2, 2001, substantially all of the Debtor's assets were sold. The Debtor's Property and Equipment has been written down by $3,859,391 to reflect the sale. The Debtor's remaining Property and Equipment include servers, routers, and software. Effective 12/01/01, the company ceased depreciation of these assets.

                                   Schedule E
                          Aging of Post-Petition Taxes
                  (As of End of the Current Reporting Period)

Taxes Payable                                  O-30 Days    31-60 Days      61-90 Days     91+ Days     Total
                                               ---------    ----------      ----------    ----------   ----------
Federal
      Income Tax Withholding                                                                           $        0
                                               ---------    ----------      ----------    ----------   ----------
      FICA - Employee                                                                                  $        0
                                               ---------    ----------      ----------    ----------   ----------
      FICA - Employer                                                                                  $        0
                                               ---------    ----------      ----------    ----------   ----------
      Unemployment (FUTA)                                                                              $        0
                                               ---------    ----------      ----------    ----------   ----------
      Income                                                                                           $        0
                                               ---------    ----------      ----------    ----------   ----------
      Other (Attach List)                                                                              $        0
                                               ---------    ----------      ----------    ----------   ----------
Total Federal Taxes                                                                                    $        0
State and Local                                ---------    ----------      ----------    ----------   ----------
      Income Tax Withholding                                                                           $        0
                                               ---------    ----------      ----------    ----------   ----------
      Unemployment (UT)                                                                                $        0
                                               ---------    ----------      ----------    ----------   ----------
      Disability Insurance (DI)                                                                        $        0
                                               ---------    ----------      ----------    ----------   ----------
      Empl. Training Tax (ETT)                                                                         $        0
                                               ---------    ----------      ----------    ----------   ----------
      Sales                                                                                            $        0
                                               ---------    ----------      ----------    ----------   ----------
      Excise                                                                                           $        0
                                               ---------    ----------      ----------    ----------   ----------
      Real property                                                                                    $        0
                                               ---------    ----------      ----------    ----------   ----------
      Personal property                                                                                $        0
                                               ---------    ----------      ----------    ----------   ----------
      Income                                                                                           $        0
                                               ---------    ----------      ----------    ----------   ----------
      Other (Attach List)                                                                              $        0
                                               ---------    ----------      ----------    ----------   ----------
Total State & Local Taxes                      $       0    $        0      $        0    $        0   $        0
                                               ---------    ----------      ----------    ----------   ----------
Total Taxes                                    $       0    $        0      $        0    $        0   $        0
                                               =========    ==========      ==========    ==========   ==========

                                   Schedule F
                            Pre-Petition Liabilities

                                                                              Claimed       Allowed
List Total Claims For Each Classification                                      Amount        Amount
-----------------------------------------                                      ------        ------
      Secured claims                                                        $          0  $         0
                                                                            ------------  -----------
      Priority claims other than taxes                                      $    159,165  $   159,165
                                                                            ------------  -----------
      Priority tax claims                                                   $          0  $         0
                                                                            ------------  -----------
      General unsecured claims                                              $ 28,213,777  $28,213,777
                                                                            ------------  -----------
      See Attached Schedule F Footnotes

                                   Schedule G
                            Rental Income Information
                    Not applicable to General Business Cases

                                   Schedule H
                  Recapitulation of Funds Held at End of Month


                                          Account 1          Account 2          Account 3     Account 4       Account 5
                                          ---------          ---------          ---------     ---------       ---------
Bank                                   Bank of America    Bank of America    Merrill Lynch   Union Bank      Reliance Trust
                                       ----------------   -----------------  --------------  -----------     ---------------
Account Type                           Debtor In Poss     Interest Bearing   Money Market    CD (Note 2)     Deferred Comp.
                                       ----------------   -----------------  --------------  -----------     ----------------
Account No.                            12339-36178        12330-06345        318-3251209-0   6459018252      150209526
                                       ----------------   -----------------  --------------  -----------     ----------------
Account Purpose                        Operations         For Solectron      Savings         Savings         SEDCP
                                       ----------------   -----------------  --------------  -----------     ----------------
Balance, End of Month                  $     16,039,890   $         692,705  $   10,116,387  $ 1,395,153     $      3,929,754
                                       ----------------   -----------------  --------------  -----------     ----------------
Total Funds on Hand for
all Accounts                           $     32,180,225
                                       ================

                                                                                Account 6
                                                                                ---------
                                                                               Union Bank
                                                                             ------------------
                                                                             Business Checking
                                                                             ------------------
                                                                                 6450148642
                                                                             ------------------
                                                                               Tied to the CD
                                                                             ------------------
                                                                             $            6,337
                                                                             ------------------

Note 1: Attached are copies of bank statement(s) & reconciliation(s).
------
Note 2: The CD from Union Bank will be drawn down by $1 million with respect to
------
a Letter of Credit issued to a former landlord, and fees totaling $35.8K will be deducted by Union Bank from this account in January, 2002.

Schedule E - Footnotes
----------------------

a) All post-petition taxes have been paid and we are now current.


Schedule F - Footnotes
----------------------

a) Pre-petition claims are presented as best represented in AB Liquidating Corp.'s books and records. The 'claimed' and 'allowed' amounts of such claims have, in most cases, not yet been determined. Some claims included in 'general unsecured claims' are stated at their potential gross amounts owed, although the 'allowed' amount of these claims could face limitations - as stipulated by the U.S. Bankruptcy Code.

b) AB Liquidating Corp. is in the process of completing its analysis of claims in this case and reserves the right to object to all claims scheduled or otherwise listed.

c) A number of claims were scheduled with the Bankruptcy Court as contingent, unliquidated, or disputed. For many of these items, a value was undeterminable at the time scheduled with the Court and is currently undeterminable. As a result, these items are not included in the claim totals listed in Schedule F above.

d) AB Liquidating Corp. has provided a value for contingent, unliquidated or disputed claims when information was available for a reasonable estimation. Included in estimated contingent claims as part of the 'general unsecured claims' above are the following: $2.5MM for a potential warranty claim with Comtech Telecommunications, $2MM for a contingent settlement agreement with Northrop Grumman, and $14.8MM relating to Solectron Corporation.

e) 'Priority claims other than taxes' represents AB Liquidating Corp.'s best estimate as to those employee claims eligible for priority status. The Company is currently reviewing these amounts and will continue to make any necessary adjustments to the allocation between priority and non-priority status, if warranted.

f) General unsecured claims includes approximately $132K in pre-petition taxes. AB Liquidating Corp. is attempting to identify which, if any, amounts owing to taxing authorities are eligible for priority status.

g) AB Liquidating Corp. has rejected three real property leases during the post-petition period. The Company is currently in the process of estimating the potential damage claim, if any, afforded to the landlords of these properties as may be allowed under the U.S. Bankruptcy Code. No such estimate is included in the 'general unsecured claims' listed above.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                 Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 12/31/01
                                             ---------

                                                                                           Actual         Cumulative
                                                                                        Current Month    (Case to Date)
                                                                                        -------------    -------------
   Cash Receipts
 1   Rent/Leases Collected
                                                                                        ------------      ------------
 2   Cash Received from Sales                                                           $          0      $   6,783,15
                                                                                        ------------      ------------
 3   Interest Received                                                                  $     28,000      $    322,816
                                                                                        ------------      ------------
 4   Borrowings
                                                                                        ------------      ------------
 5   Funds from Shareholders, Partners, or Other Insiders
                                                                                        ------------      ------------
 6   Capital Contributions
                                                                                        ------------      ------------
 7   Vendor Refunds & Misc. Receipts                                                    $     16,435      $    124,361
     --------------------------------------------------                                 ------------      ------------
 8   Sale of Furniture @ old leased Building                                            $          0      $     50,000
     --------------------------------------------------                                 ------------      ------------

 9   --------------------------------------------------                                 ------------      ------------

10   --------------------------------------------------                                 ------------      ------------

11   --------------------------------------------------                                 ------------      ------------

12        Total Cash Receipts                                                           $     44,435      $  7,280,992
                                                                                        ------------      ------------

   Cash Disbursements
13   Special Payroll Charges                                                                              $      2,078
                                                                                        ------------      ------------
14   Bonuses (Retention)                                                                                  $    134,091
                                                                                        ------------      ------------
15   G&A/Misc.                                                                          $      5,366      $     69,272
                                                                                        ------------      ------------
16   Rent                                                                                                 $    260,958
                                                                                        ------------      ------------
17   Insurance Expenses                                                                 $          8      $     74,043
                                                                                        ------------      ------------
18   Bank Charges                                                                                         $      7,838
                                                                                        ------------      ------------
     Rent/Lease:
                                                                                                          ------------

19        Storage Fees                                                                  ------------      ------------

20        Real Property                                                                 ------------      ------------

     Amount Paid for Compensation                                                                         ------------
21        Salaries (Net)                                                                $     13,569      $    322,304
                                                                                        ------------      ------------
22        Contract Labor                                                                $     17,184      $     71,126
                                                                                        ------------      ------------
23        Payroll Processing Fees                                                       $        950      $      3,066
                                                                                        ------------      ------------
24        Expense Reimbursements (Travel, Air & Misc.)                                                    $     16,018
                                                                                        ------------      ------------
25        Other (Fringe)                                                                                  $    105,535
                                                                                        ------------      ------------
26   Net Bonuses (EFT to the UK)                                                        $          0      $     64,183
                                                                                        ------------      ------------
27   Postage/Office Expenses                                                                              $     10,780
                                                                                        ------------      ------------

     Taxes:                                                                                               ------------
28        Employee Withholding
                                                                                        ------------      ------------
29        Employer Payroll Taxes                                                                          $    258,629
                                                                                        ------------      ------------
30        Real Property Taxes
                                                                                        ------------      ------------
31        Sales Taxes                                                                                     $        117
                                                                                        ------------      ------------
32   Other Cash Outflows:
                                                                                        ------------      ------------
33        Travel & Meetings                                                             $          0      $          0
          -------------------------------------------------                             ------------      ------------
34        Technology & Phone                                                            $        125      $     15,551
          -------------------------------------------------                             ------------      ------------
35        Engineering & Operations                                                      $          0      $      1,325
          -------------------------------------------------                             ------------      ------------
36        Professional Consulting Services                                              $          0      $    100,253
          -------------------------------------------------                             ------------      ------------
37        Moving Expenses                                                               $          0      $     42,126
          -------------------------------------------------                             ------------      ------------
38        Disbursements of China Subsidiary                                             $          0      $     40,748
          -------------------------------------------------                             ------------      ------------

39        Total Cash Disbursements:                                                     $     37,201      $  1,262,398
                                                                                        ------------      ------------

40 Net Increase (Decrease) in Cash                                                      $      7,234      $  6,018,594
                                                                                        ------------      ------------

41 Cash Balance, Beginning of Period                                                    $ 32,255,700      $ 26,867,358
                                                                                        ------------      ------------

42 Reconciling Adjustment - Interest overstated for October and November 2001           $    (82,708)     $   (705,726)
                                                                                        ------------      ------------

43 Cash Balance, End of Period                                                          $ 32,180,225      $ 32,180,225
                                                                                        ============      ============

AB Liquidating Corp.
Tax Statement
December 1 to December 31, 2001



                                                               Amount Remitted To      Date Remitted To
                                                Amount         Taxing Authority (1)    Taxing Authority
                                             ------------     ---------------------    ----------------
      Gross Payroll & Payroll Taxes
      -----------------------------
        Gross Payroll                            $130,673             $     0
        Federal Taxes Withheld                   $ 38,262             $37,086               12/20/01
        State Taxes Withheld                     $  7,384             $ 7,384               12/20/01
        Employer Taxes                           $  4,942             $ 4,942               12/20/01



        (1) ADP, our Payroll vendor remits taxes to the taxing authorities on our behalf, immediately after payroll is run.



Confidential                    Page 1               December 2001 Tax Schedule

G/L ACCOUNT: 11457                                          ACCOUNT ANALYSIS

ACCOUNT NAME: 1233006345 B of A Solectron                   PREPARED BY: C Jones
AS OF: Dec-01                    December-01

----------------------------------------------------------------------------------------------------------------------------------
                                                       BEG. BAL                CASH IN             CASH OUT            END. BAL
BAL per GL                                                                    692,538.96                              692,538.96
   Dividend earnings DEC-01                                                       166.02                                  166.02
                                                                                                                             -
                                                                                                                             -
                                                                                                                             -
                                                                                                                             -
                                                                                                                             -



                                                                                                                             -
   Unreconciled item                                                                                                         -
                                                ----------------------------------------------------------------------------------
ENDING GL ADJ                                              -                  692,704.98                -             692,704.98
                                                ==================================================================================

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                             -
PER BANK                                                   -                  692,538.96                              692,538.96
                                                                                  166.02                                  166.02
                                                                                                                             -
                                                                                                                             -
                                                                                                                             -
                                                                                                                             -
                                                           -                                                                 -
                                                ----------------------------------------------------------------------------------
ENDING BANK BALANCE                                        -                  692,704.98                -             692,704.98
                                                ==================================================================================

----------------------------------------------------------------------------------------------------------------------------------

    Bank of America    [LOGO]

         BANK OF AMERICA, N.A.                  Account Number   1233006345
         P.O. BOX 27128                         01 01 142 01 M0000 E#     0
         CONCORD, CA 94520                      Last Statement: NEW ACC0UNT
                                                This Statement:  12/31/2001


                                                    Customer Service
                                                     l-800-262-2726
         ADAPTIVE BROADBAND DIP
         2055 GATEWAY PLACE
         SUITE 400                                 Page l of 1
         SAN JOSE CA 95110


                           ANALYZED INTEREST CHECKING
--------------------------------------------------------------------------------

                           Account Summary Information

Statement Period 00/00/0000 - 12/31/2001 Statement Beginning Balance        .00
Number of Deposits/Credits           2  Amount of Deposits/Credits   692,704.98
Number of Checks                     0  Amount of Checks                    .00
Number of Other Debits               0  Amount of Other Debits              .00
                                     0  Statement Ending Balance     692,704.98

Number of Enclosures                 0  Average Collected Balance    524,650.72
Number of Days in Cycle             33  Service Charge                      .00

                              Interest Information

Amount of Interest Paid          166.02    Interest Paid Year-to-Date    166.02
Annual Percentage Yield Earned      .35%

                              Deposits and Credits
--------------------------------------------------------------------------------
Date   Customer                                                        Bank
Posted Reference    Amount         Description                         Reference
--------------------------------------------------------------------------------

  xx  692,538.96   WIRE TYPE: BOOK IN DATE: 120701 TIME: 1420 PT 385200370065556
  ==                   TRN: 011207065556
                       0RIG: ADAPTIVE BROADBAND CORP-D ID: 1233936178
  xx        166.02     Interest Paid
  ==
                                 Daily Balances
--------------------------------------------------------------------------------
Date      Ledger     Collected Balance   Date          Ledger  Collected Balance
          Balance                                     Balance
--------------------------------------------------------------------------------
/00              .00               .00  12/31      692,704.98         692,704.98
/07       692,538.96        692,538.96

G/L ACCOUNT: 11930                                  ACCOUNT ANALYSIS

ACCOUNT NAME: UBOC LC Restricted Cash               PREPARED BY: Cassandra Jones
AS OF:                           December-01

----------------------------------------------------------------------------------------------------------------------------
                                         BEG. BAL                    CASH IN                  CASH OUT           END. BAL
BAL per GL                              1,393,054.11                    -                                      1,393,054.11
   Dividend Nov-01 posted  12/10/01                                2,099.26                                        2,099.26
                                                                                                                        -
                                                                                                                        -
                                                                                                                        -
                                                                                                                        -
                                                                                                                        -

                                                                                                                        -
   Unreconciled item                                                                                                    -
                                     ---------------------------------------------------------------------------------------
ENDING GL ADJ                           1,393,054.11               2,099.26                         -          1,395,153.37
                                     =======================================================================================

----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------

PER BANK                                1,393,054.11                                                           1,393,054.11
                                                                   2,099.26                                        2,099.26
                                                                                                                        -
                                                                                                                        -
                                                                                                                        -
                                                                                                                        -
                                                                                                                        -
                                                 -                                                                      -
                                     ---------------------------------------------------------------------------------------
ENDING BANK BALANCE                     1,393,054.11               2,099.26                         -          1,395.153.37
                                     =======================================================================================

----------------------------------------------------------------------------------------------------------------------------

Union
  Bank of
California

              -------------------------------------------------------------------------------------------------
                                            TIME DEPOSIT/RETIREMENT ACCOUNT RECEIPT
              -------------------------------------------------------------------------------------------------
                OFFICE OF ACCOUNT
                SANTA CLARA VALLEY COMM'L BANKING                             THIS RECEIPT IS NON-NEGOTIABLE
---------------------------------------------------------------------------------------------------------------
NAME                                                  TYPE OF ACCOUNT
      ADAPTIVE BROADBAND CORPORATION                                                     NON-RENEWABLE

                                                      FIXED MATURITY
---------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER   DEPOSIT DATE   MATURITY DATE    TERM      INTEREST RATE/ANNUAL PERCENTAGE YIELD   AMOUNT
6459018542       11/09/2001     12/10/2001       D031      01.75           01.77                   $1393054.11
---------------------------------------------------------------------------------------------------------------
INTEREST DISPOSITION                       TRANSFER TO ACCOUNT NUMBER             INTEREST PAYMENT CYCLE
TRANSFER                                   6450148642                             AT MATURITY
---------------------------------------------------------------------------------------------------------------

    ADAPTIVE BROADBAND CORPORATION                           /s/ XXXXXXXXXX
                                                         -----------------------
                                                          BANK REPRESENTATIVE
    1143 BORREGAS AVE                                         800-898-6466
                                                         -----------------------
    SUNNYVALE                 CA    94089    0000              PHONE NUMBER

                                        Please examine this receipt carefully
                                        and notify us immediately of any errors.

[LOGO OF UNION BANK OF CALIFORNIA]

         SANTA CLARA VALLEY CORPORATE DEPOSIT 645
         POST OFFICE BOX 24512
         OAKLAND, CA 94623

     IMPORTANT ACCOUNT NOTICE



         ADAPTIVE BROADBAND CORPORATION
         1143 BORREGAS AVE                                 DECEMBER 7, 2001
         SUNNYVALE CA 94089                           ACCOUNT NUMBER: 6459018542



--------------------------------------------------------------------------------

         UNION BANK OF CALIFORNIA TIME DEPOSIT INTEREST PAYMENT NOTICE
--------------------------------------------------------------------------------

----------------- ---------------------------- --------------- -----------------
INTEREST PAYMENT   INTEREST PAYMENT DEPOSITED   PAYMENT DATE    CURRENT BALANCE
   $2,099.26          TO ACCOUNT 6450148642     DEC. 10, 2001    $1,393,054.11
----------------- ---------------------------- --------------- -----------------



INTEREST EARNED ON YOUR FIXED MATURITY TIME DEPOSIT ACCOUNT WILL BE DEPOSITED TO YOUR ACCOUNT 6450148642 ON DECEMBER 10, 2001.

UNION BANK OF CALIFORNIA MAKES AVAILABLE A WIDE VARIETY OF INVESTMENT OPTIONS TO CHOOSE FROM: SAVINGS, TIME DEPOSITS AND SECURITIES, SUCH AS STOCKS, BONDS AND MUTUAL FUNDS. (SECURITIES ARE NOT BANK DEPOSITS AND ARE NOT COVERED BY FDIC INSURANCE.)
IF YOU NEED ANY ADDITIONAL INFORMATION, PLEASE CALL YOUR ACCOUNT REPRESENTATIVE OR BANKING OFFICE AT 800-898-6466.

THANK YOU FOR BANKING WITH UNION BANK OF CALIFORNIA.

                     3384 Peachtree Rd. N.E.
[LOGO]Reliance       Suite 900
      TRUST COMPANY  Atlanta, GA 30326

                                     Account Statement
                                     -------------------------------------------
                                           Statement Period 10/01/2001 through
                                           12/31/2001
                                           Account Number 150209526
 ADAPTIVE BROADBAND CORPORATION     [LOGO] Answers about your account
 ATTN: HARRIET L. PURVIANCE                   ----------------------------------
 1143 BORREGAS AVENUE                      .  Account        EDWARD JARVIS
 SUNNYVALE CA 94089                           Administrator  404-965-7293
                                              ----------------------------------
                                           Account Title     RELIANCE TRUST CO,
                                                             TRUSTEE FBO
                                                             ADAPTIVE BROADBAND
                                                             CORPORATION
                                                             SUPPLEMENTAL
                                                             EXECUTIVE DEFERRAL
                                                             COMPENSATION PLAN
                                    [LOGO] Important Information
                                              ----------------------------------
                                              THE SCHEDULE OF INVESTMENTS SHOWS
                                              ASSETS HELD ON SETTLEMENT DATE.
                                              SECURITY PRICES ARE OBTAINED FROM
                                              THE MOST RELIABLE SOURCES
                                              AVAILABLE. SHOULD WE BE UNABLE TO
                                              OBTAIN A CURRENT MARKET PRICE FOR
                                              AN ASSET, THE BOOK OR CARRYING
                                              VALUE WILL BE USED AS THE MARKET
                                              VALUE.


Account Summary
--------------------------------------------------------------------------------

Account Activity Summary
                              This Period                Year to Date
                             --------------             --------------
Beginning Market Value       $3,903,630.46              $4,516,013.65
   ASSETS
       PURCHASED/RECEIVED    $   63,903.58-             $7,016,030.54-
   ASSETS SOLD/DISTRIBUTED   $   31,951.79              $2,925,152.96
   MATURITIES/REDEMPTIONS    $        0.00              $        0.00
   CORPORATE ACTIONS         $        0.00              $        0.00
   NOTE PAYMENTS             $        0.00              $        0.00
   INCOME                    $   26,123.06              $   43.396.01
   OTHER RECEIPTS            $        0.00              $4,050,690.27
   DISBURSEMENTS             $        0.00              $        0.00
   FEES                      $        0.00              $        0.00
   MISCELLANEOUS             $        0.00              $    3,208.70-
   CHANGE IN MARKET VALUE    $   31,951.79              $  586,260.13-
                             ---------------            --------------
Ending Market Value          $3,929,753.52              $3,929,753.52


Income Summary
                              This Period                Year to Date
                             ---------------            --------------
DIVIDEND                     $   26,123.06              $   43,396.01
INTEREST                     $        0.00              $        0.00
                             ---------------            --------------
TOTAL                        $   26,123.06              $   43,396.01

Your Investment Portfolio Profile
-------------------------------------------------------------------------------


            100%         CASH AND CASH EQUIVALENTS      $3,929,753.52
            -------------------------------------------------------------
            100%         Total                          $3,929,753.52

                         Important Account Information:

As a service to you, and in compliance with Georgia law, we invest any available cash in your account, awaiting investment or distribution, in a short-term money market mutual fund. We have elected to invest these monies in Valiant Fund General Money Market Portfolio Class E. For providing certain administrative or shareholder services to the Valiant Fund, Reliance will receive an administrative fee from the Valiant Fund of eighty one-hundredths of one percent (.80 of 1% = .008) per annum of the net assets invested. There will be no direct charge to you as a result of this arrangement.

In order for Reliance to produce accurate annual reporting, all assets held within your IRA need to be valued annually. If this value cannot be obtained through Reliance's standard pricing resources, it will be the responsibility of the account owner to supply such values. The asset value will remain at the cost or book value of the investment until an updated price can be obtained. If an asset does not have a readily ascertainable market value and you do not provide us with valuation information, values reported by us to the Internal Revenue Service may be inaccurate and result in adverse tax consequences to the account owner. The market value of the assets listed on this statement cannot be relied upon as the current selling price of the asset.

G/L ACCOUNT: 11925                                         ACCOUNT ANALYSIS

ACCOUNT NAME: Investments - Merrill Lynch                  PREPARED BY: C Jones
AS OF:                                     December-01

----------------------------------------------------------------------------------------------------------------------

                                             BEG. BAL                 CASH IN         CASH OUT              END. BAL
BAL per GL                              10,076,849.32                       -                          10,076,849.32
     Dividend earnings DEC-01                                       39,537.31                              39,537.31
     ROUND ADJ                                                          (0.07)                                 (0.07)
                                                                                                                   -
                                                                                                                   -
                                                                                                                   -
                                                                                                                   -

                                                                                                                   -
     Unreconciled item                                                                                             -
                                        ------------------------------------------------------------------------------
ENDING GL ADJ                           10,076,849.32               39,537.24                -         10,116,386.56
                                        ==============================================================================
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

PER BANK                                10,076,849.25               39,537.31                          10,116,386.56
                                                                                                                   -
                                                                                                                   -
                                                                                                                   -
                                                                                                                   -
                                                                                                                   -
                                                    -                                                              -
                                        ------------------------------------------------------------------------------
ENDING BANK BALANCE                     10,076,849.25               39,537.31                -         10,116,386.56
                                        ==============================================================================

----------------------------------------------------------------------------------------------------------------------

                                                 0.07                   (0.07)               -                     -


[LOGO] Merrill Lynch   Investment Managers  Merrill Lynch Funds For Institutions

                             P.O. Box 8118, Boston, MA 02266-8118 (800) 225-1576

ADAPTIVE BROADBAND
ATTN ELIAS NADER
2055 GATEWAY PL STE 400
SAN JOSE CA 95110-1060


                                Merrill Lynch Premier Institutional Fund
                                ------------------------------------------------
                                Cumulative Statement for 01/01/2001 - 12/31/2001

                                Account Number
                                318-3251209-0

                                Financial Advisor
                                Edward S Kunkel
                                (--29107023)

                                Account Value As Of 12/3l/2001
                                $10,116,386.56

                                Dividends
                                01/01/2001 - 12/31/2001        Year To Date
                                $687,306.53                    $687,306.53

                              . MERRILL LYNCH FUNDS FOR INSTITUTIONS WILL BE
                                CLOSED ON MONDAY, JANUARY 21 IN OBSERVANCE OF MARTIN LUTHER KING, JR. DAY.

                              . THE AVERAGE NET ANNUALIZED YIELD FOR THE MONTH
                                OF DECEMBER WAS 2.20%. THE TRADING DEADLINE ON JANUARY 18TH IS 3:00 P.M. ET.

--------------------------------------------------------------------------------

Account Activity

Confirm       Trade          Transaction                       Dollar Amount       Share    Balance After
Date          Date           Description                       of Transaction      Price      Transaction
----------------------------------------------------------------------------------------------------------
                             Beginning Balance                                             $21,941,153.53
01/05/2001    01/05/2001     Same Day Wire Redemption          $ 1,000,000.00     $1.00    $20,941,153.53
0l/08/2001    01/08/2001     Same Day Wire Redemption          $   500,000.00     $1.00    $20,441,153.53
0l/09/2001    01/09/2001     Same Day Wire Redemption          $ 5,000,000.00     $1.00    $15,441,153.53
01/10/2001    01/10/2001     Same Day Wire Redemption          $   500,000.00     $1.00    $14,941,153.53
01/ll/2001    01/11/2001     Same Day Wire Redemption          $ 3,500,000.00     $1.00    $11,441,153.53
01/12/2001    01/12/2001     Shares Redeemed By Wire           $   149,079.00     $1.00    $11,292,074.53
01/16/2001    01/16/2001     Shares Purchased By Wire          $   298,157.00     $1.00    $11,590,231.53
01/16/2001    01/16/2001     Same Day Wire Redemption          $ 2,000,000.00     $1.00    $ 9,590,231.53
01/22/2001    01/22/2001     Same Day Wire Redemption          $ 1,000,000.00     $1.00    $ 8,590,231.53
01/25/2001    01/25/2001     Shares Purchased By Wire          $10,250,000.00     $1.00    $18,840,231.53
01/25/2001    01/24/2001     Same Day Wire Redemption          $ 2,500,000.00     $1.00    $16,340,231.53
01/30/2001    01/30/2001     Same Day Wire Redemption          $   500,000.00     $1.00    $15,840,231.53
01/31/2001    01/31/2001     Same Day Wire Redemption          $ 2,500,000.00     $1.00    $13,340,231.53
01/31/2001    01/31/2001     Div Reinvest                      $    76,458.77     $1.00    $13,416,690.30
02/02/2O01    02/02/2001     Same Day Wire Redemption          $   500,000.00     $1.00    $12,916,690.30
02/05/2001    02/05/2001     Same Day Wire Redemption          $   500,000.00     $1.00    $12,416,690.30
O2/06/2001    02/06/2001     Same Day Wire Redemption          $ 1,000,000.00     $1.00    $ll,416,690.30
02/07/2001    02/07/2001     Same Day Wire Redemption          $ 1,000,000.00     $1.00    $10,416,690.30

--------------------------------------------------------------------------------
                                  Account Number 318-3251209-0     (page 1 of 3)

--------------------------------------------------------------------------------

[LOGO] Merrill Lynch   Investment Managers  Merrill Lynch Funds For Institutions


                              Merrill Lynch Premier Institutional Fund
                              --------------------------------------------------
                              Cumulative Statement for 01/01/2001 - 12/31/2001

                              Account Number
                              318-3251209-0

--------------------------------------------------------------------------------

Account Activity

Confirm         Trade           Transaction                      Dollar Amount      Share       Balance After
Date            Date            Description                      of Transaction     Price        Transaction
--------------------------------------------------------------------------------------------------------------
02/09/2001      02/09/2001      Shares Purchased By Wire        $10,000,000.00      $1.00       $20,416,690.30
02/14/2001      02/14/2001      Same Day Wire Redemption        $   500,000.00      $1.00       $19,916,690.30
02/15/2001      02/15/2001      Same Day Wire Redemption        $ 1,000,000.00      $1.00       $18,916,690.30
02/21/2001      02/21/2001      Same Day Wire Redemption        $ 1,500,000.00      $1.00       $17,416,690.30
02/27/2001      02/27/2001      Shares Purchased By Wire        $10,000,000.00      $1.00       $27,416,690.30
02/27/2001      02/27/2001      Same Day Wire Redemption        $   500,000.00      $1.00       $26,916,690.30
02/28/2001      02/28/2001      Same Day Wire Redemption        $   500,000.00      $1.00       $26,416,690.30
02/28/2001      02/28/2001      Div Reinvest                    $    76,626.87      $1.00       $26,493,317.17
03/02/2001      03/02/2001      Same Day Wire Redemption        $ 5,000,000.00      $1.00       $21,493,317.17
03/09/2001      03/09/2001      Shares Purchased By Wire        $10,000,000.00      $1.00       $31,493,317.17
03/15/2001      03/15/2001      Same Day Wire Redemption        $ 1,000,000.00      $1.00       $30,493,317.17
03/22/2001      03/22/2001      Same Day Wire Redemption        $ 1,500,000.00      $1.00       $28,993,317.17
03/27/2001      03/27/2001      Same Day Wire Redemption        $   500,000.00      $1.00       $28,493,317.17
03/28/2001      03/28/2001      Same Day Wire Redemption        $   500,000.00      $1.00       $27,993,317.17
03/31/2001      03/31/2001      Div Reinvest                    $   128,033.23      $1.00       $28,121,350.40
04/06/2001      04/06/2001      Same Day Wire Redemption        $   500,000.00      $1.00       $27,621,350.40
04/09/2001      04/09/2001      Same Day Wire Redemption        $ 3,500,000.00      $1.00       $24,121,350.40
04/10/2001      04/10/2001      Shares Purchased By Wire        $ 5,000,000.00      $1.00       $29,121,350.40
04/11/2001      04/11/2001      Same Day Wire Redemption        $ 1,000,000.00      $1.00       $28,121,350.40
04/18/2001      04/18/2001      Same Day Wire Redemption        $   500,000.00      $1.00       $27,621,350.40
04/25/2001      04/25/2001      Same Day Wire Redemption        $   500,000.00      $1.00       $27,121,350.40
04/30/2001      04/30/2001      Div Reinvest                    $   113,818.19      $1.00       $27,235,168.59
05/04/2001      05/04/2001      Same Day Wire Redemption        $ 1,000,000.00      $1.00       $26,235,168.59
05/09/2001      05/09/2001      Same Day Wire Redemption        $   500,000.00      $1.00       $25,735,168.59
05/16/2001      05/16/2001      Same Day Wire Redemption        $   500,000.00      $1.00       $25,235,168.59
05/21/2001      05/21/2001      Same Day Wire Redemption        $ 1,500,000.00      $1.00       $23,735,168.59
05/23/2001      05/23/2001      Same Day Wire Redemption        $ 1,000,000.00      $1.00       $22,735,168.59
05/31/2001      05/31/2001      Div Reinvest                    $    95,405.05      $1.00       $22,830,573.64
06/04/2001      06/04/2001      Same Day Wire Redemption        $ 1,500,000.00      $1.00       $21,330,573.64
06/05/2001      06/05/2001      Shares Redeemed By Wire         $16,000,020.00      $1.00       $ 5,330,553.64
06/06/2001      06/06/2001      Same Day Wire Redemption        $   500,000.00      $1.00       $ 4,830,553.64
06/19/2001      06/19/2001      Same Day Wire Redemption        $   500,000.00      $1.00       $ 4,330,553.64
06/20/2001      06/20/2001      Same Day Wire Redemption        $   500,000.00      $1.00       $ 3,830,553.64
06/30/2001      06/30/2001      Div Reinvest                    $    23,647.50      $1.00       $ 3,854,201.14
07/11/2001      07/11/2001      Shares Purchased By Wire        $ 7,500,000.00      $1.00       $11,354,201.14

--------------------------------------------------------------------------------

                                    Account Number 318-3251209-0   (page 2 of 3)

--------------------------------------------------------------------------------

[LOGO] Merrill Lynch Investment         Merrill Lynch Funds For Institutions
       Managers



                                        Merrill Lynch Premier Institutional Fund
                                        ----------------------------------------
                                        Cumulative Statement for 01/01/2001 -
                                        12/31/2001

                                        Account Number
                                        318-3251209-0

--------------------------------------------------------------------------------

  Account Activity

  Confirm       Trade         Transaction                    Dollar Amount      Share    Balance After
  Date          Date          Description                    of Transaction     Price      Transaction
  ----------------------------------------------------------------------------------------------------
  07/16/2001    07/16/2001    Same Day Wire Redemption       $   500,000.00    $1.00    $10,854,201.14
  07/19/2001    07/19/2001    Same Day Wire Redemption       $ 1,000,000.00    $1.00    $ 9,854,201.14
  07/26/2001    07/26/2001    Same Day Wire Redemption       $ 1,000,000.00    $1.00    $ 8,854,201.14
  07/31/2001    07/31/2001    Div Reinvest                   $    27,140.94    $1.00    $ 8,881,342.08
  08/30/2001    08/30/2001    Shares Purchased By Wire       $10,121,694.78    $1.00    $19,003,036.86
  08/31/2001    08/31/2001    Div Reinvest                   $    29,794.35    $1.00    $19,032,831.21
  09/13/2001    09/13/2001    Shares Purchased By Wire       $   835,173.72    $1.00    $19,868,004.93
  09/27/2001    09/27/2001    Same Day Wire Redemption       $ 9,868,000.00    $1.00    $10,000,004.93
  09/30/2001    09/30/2001    Div Reinvest                   $    52,218.37    $1.00    $10,052,223.30
  10/31/2001    10/31/2001    Div Reinvest                   $    24,625.95    $1.00    $10,076,849.25
  11/30/2001    11/30/2001    Div Reinvest                   $    20,635.35    $1.00    $10,097,484.60
  12/31/2001    12/31/2001    Div Reinvest                   $    18,901.96    $1.00    $10,116,386.56
                              Ending Balance                                            $10,116,386.56



  ----------------------------------------------------------------------------------------------------
                                                        Account Number 318-3251209-0    (page 3 of 3)
--------------------------------------------------------------------------------------------------------

G/L ACCOUNT: 11456                                  ACCOUNT ANALYSIS

ACCOUNT NAME: Corp Debtor in Possession             PREPARED BY: CASSANDRA JONES
AS OF:                          December-01

------------------------------------------------------------------------------------------------------------------------------------
                                                                      BEG. BAL            CASH IN          CASH OUT         END. BAL
BAL per GL                                                          14,847,959.19       16,859.57                     16,884,818.67
                                                                                                                                -
      #1259 JERROLLD KOLLMAN/BONUS NOT TRANSMITTED TO ADP              -12,764.57       12,764.57                -                -
      ADP PROCESSING FEES                                                                                   (46.35)          (46.35)
      ADP PROCESSING FEES                                                                                  (375.47)         (375.47)
      ADP PROCESSING FEES                                                                                  (358.60)         (358.60)
      Payroll Dist                                                                                     (135,005.94)     (135,005.94)
      A/P                                                                                               (25,312.18)      (25,312.18)
      B OF A ACCOUNT ANALYSIS FEE                                                                        (1,739.16)       (1,739.16)
      EARTHLINK EFT                                                                                         (72.55)          (72.55)
      ADP PROCESSING FEES                                                                                  (177.47)         (177.47)
      SOLECTRON TRANSFER TO OPEN NEW ACCT                                                              (692,538.96)     (692,538.96)
      DIVIDEND CREDIT                                                                   12,687.31                         12,687.31
      Payroll Dist 12-21-01 YR END GROSS UP TAX ADJ FICA                                                 (1,989.49)       (1,989.49)

                                                                                                                                  -
      Unreconciled item                                                                                                           -
                                                                 -------------------------------------------------------------------
ENDING GL ADJ                                                       16,855,194.53       42,311.45      (857,616.17)   16,039,889.81
                                                                 ===================================================================

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

PER BANK                                                                               818,593.42      (818,593.42)               -
                                                                                -                                               -
      AP-Outstanding Checks                                             (9,095.67)       9,095.67       (11,590.55)      (11,590.55)
      PAYROLL-Outstanding Checks                                        (2,117.59)                        2,117.59                -
      10/31-CA Banking Center Deposit - for NOV.01 period                       -                                                 -
                                                                                -                                                 -
      C. Jones Retention #1260 11-30-01                                  3,055.50                        (3,055.50)               -
      D. Scharre Retention #1264 11-30-01                               40,495.57                       (40,495.57)               -
      Managed Health Network #1271 11-30-01                                 39.76                           (39.76)               -
                                                                                                                                  -
                                                                                                                                  -
                                                                 -------------------------------------------------------------------
ENDING BANK BALANCE                                                     32,377.57      827,689.09      (871,657.21)      (11,590.55)
                                                                 ===================================================================

------------------------------------------------------------------------------------------------------------------------------------

 NATION FUNDS INVESTMENT
      Funds Sweep                                                  (16,822,816.96)     789,046.54       (17,709.94)  (16,051,480.36)
                                                                                -                                                 -
                                                                 -------------------------------------------------------------------
      Adjusted Bank Balance                                        (16,790,439.39) # 1,616,735.63   #  (889,367.15)  (16,039,889.81)
                                                                 ===================================================================

OCTOBER 2001 - AP Outstanding Checks

                                                                                                   CLEARED
                                                                              Payment               PRIOR
CHECK#            Date       Supplier Name                Description          Amount    CLEARED     VOID   OUTSTANDING
------          ---------   -------------                 -----------        ---------   -------     ----   -----------
   13048     8/1/01  AMERICAN BUSINESS COMMUNICA   Postage for 401k mailing     340.00     340.00                     -
    1045  27-Aug-01  EQUITY OFFICE                 SAN JOSE                   3,795.00   3,795.00                     -
    1082  24-Sep-01  ALHAMBRA                      PASADENA                      30.10      30.10                     -
    1088  24-Sep-01  NORTHEAST SOFTWARE            NORTHCHELM                   160.00     160.00                     -
    1090  24-Sep-01  SHRED-IT SAN JOSE             MILPITAS                      85.00      85.00                     -
    1091  24-Sep-01  SKYTEL                        ATLANTA                       10.37      10.37                     -
    1094  24-Sep-01  NEW YORK STATE DEPT           NEW YORK                      50.00      50.00                     -
    1098  26-Sep-01  JIT TRANSPORTATION            SAN JOSE                     200.00     200.00                     -
    1099  28-Sep-01  SIRAROTOGA BLANCART           SUNNYVALE                  2,325.00   2,325.00                     -
    1100  28-Sep-01  ADP                           LOUISVILLE                    47.00      47.00                     -
    1101  28-Sep-01  AON CONSULTING                SF-FREMONT                 1,765.63   1,765.63                     -
    1102  28-Sep-01  DELTA DENTAL                  SAN FRANCI                 2,945.48   2,945.48                     -
    1103  28-Sep-01  DHL WORLDWIDE EXPRE           PHOENIX                      185.94     185.94                     -
    1104  28-Sep-01  FEDERAL EXPRESS               MEMPHIS                       44.04      44.04                     -
    1105  28-Sep-01  HOGLAND TRANSFER CO           EVERETT                   12,483.00  12,483.00                     -
    1106  28-Sep-01  KEMPER INSURANCE CO           PASADENA                   2,320.00   2,320.00                     -
    1107  28-Sep-01  MOHLER, NIXON & WIL           CAMPBELL                     583.00                583.00          -
    1108  28-Sep-01  PACIFIC BELL                  SACRAMENTO                 3,262.61   3,262.61                     -
    1109  28-Sep-01  ROCHESTER GAS AND E           ROCHESTER                    830.58                830.58          -
    1110  28-Sep-01  STAR TEMPS INC.               San Franci                 4,562.00   4,562.00                     -
    1111  28-Sep-01  STERLING LOGISTICS            BEDFORD PA                    75.00      75.00                     -
    1112  28-Sep-01  TERMINIX                      SAN JOSE                      70.00      70.00                     -
    1113  28-Sep-01  DEUTSCHE BANK                 NEW YORK                     420.00                420.00          -
    1114  28-Sep-01  HQ GLOBAL WORKPLACE           SAN JOSE                  10,655.96  10,655.96                     -
    1115  28-Sep-01  PRUDENTIAL SECURTI            NEW YORK                   1,127.87   1,127.87                     -
    1116  28-Sep-01  SALOMON SMITH BARNE           NEW YORK                   3,483.30   3,483.30                     -
    1117  28-Sep-01  UNITED PARCEL SERVI           LOS ANGELE                   430.94     430.94                     -
                                                                                                                -------
                                                                                                                      -
                                                                                                                =======

#REF!      4-Oct-01  ACCOUNTANTS, INC              SAN FRANCISCO              5,940.00   5,940.00                     -
#REF!      5-Oct-01  AON CONSULTING                SF-FREMONT                   108.15     108.15                     -
#REF!      5-Oct-01  AT & T BUSINESS SERVICES      PHOENIX                    1,593.55   1,593.55                     -
#REF!      5-Oct-01  AT&T WIRELESS, INC            REDMOND                      224.19     224.19                     -
#REF!      5-Oct-01  MANAGED HEALTH NETWORK        SAN FRANCISO                  68.16      68.16                     -
#REF!      5-Oct-01  THE HARTFORD INSURANCE        ATLANTA                       16.25      16.25                     -
#REF!      5-Oct-01  AT&T WIRELESS SERVICES        SAN FRANCISO                  16.88      16.88                     -
#REF!      5-Oct-01  EQUITY OFFICE                 SAN JOSE                     725.00     725.00                     -
           5-Oct-01  SHAREHOLDER.COM               MAYNARD                       26.15      26.15                     -
    1134  10-Oct-01  AON CONSULTING                SF-FREMONT                 4,672.51   4,672.51                     -
    1137  12-Oct-01  VISION SERVICE PLAN           SAN FRANCISCO                 23.93      23.93                     -
    1138  12-Oct-01  BEST SOFTWARE INC             BALTIMORE                  1,783.33   1,783.33                     -
    1139  12-Oct-01  DIVERSIFIED COMPUTER          NEW ORLEAN                 6,460.00   6,460.00                     -
    1140  12-Oct-01  SHAREHOLDER.COM               MAYNARD                    1,680.00   1,680.00                     -
    1141  19-Oct-01  SHUPE, MARK                   CHANDLER                   1,511.92   1,511.92                     -
    1142  12-Oct-01  SIRAROTOGA BLANCARTE          SUNNYVALE                  2,190.00   2,190.00                     -
    1143  19-Oct-01  AON CONSULTING                SF-FREMONT                    96.15      96.15                     -
    1144  19-Oct-01  ARCUS DATA SECURITY           DALLAS                       284.00     284.00                     -
    1145  19-Oct-01  DELTA DENTAL                  SAN FRANCISO                 365.75     365.73                  0.02
    1146  19-Oct-01  IRON MOUNTAIN                 LOS ANGELES                  108.00     108.00                     -
    1147  19-Oct-01  PACIFIC BELL                  VAN NUYS                     137.28     137.28                     -
    1148  19-Oct-01  UNUM LIFE INS OF A            CHICAGO                    1,271.43   1,271.43                     -
    1149  19-Oct-01  PIGGOTT, CHRISTOPHE           PITTSFORD                  1,000.00   1,000.00                     -
    1150  19-Oct-01  IN-HOUSE ATTORNEY S           LOS ANGELES               25,702.03  25,702.03                     -
    1151  19-Oct-01  U.S. TRUSTEE PAYMENT          ATLANTA                    3,750.00   3,750.00                     -
    1152  19-Oct-01  UNITED PARCEL SERVICE         LOS ANGELES                   14.15      14.15                     -
                                                                            ----------------------  -------------------
                                                                             59,858.81  59,858.79          -       0.02

QUICKBOOKS-OCT 2001

    1005   10/22/01  ACCOUNTANTS, INC.                                        5,940.00   5,940.00                     -
    1006   10/26/01  S. CANNON - advance                                        400.00     400.00                     -
    1012   10/24/01  SUPPORT CLEARING                                           140.82     140.82                     -
    1013   10/26/01  SCHARRE, DANIEL                                            234.75     234.75                     -
    1014   10/26/01  SIRAROTOGA BLANCARTE                                     1,980.00   1,980.00                     -
    1015   10/26/01  HOGLAND TRANSFER CO                                     12,483.00  12,483.00                     -
    1016   10/26/01  IRON MOUNTAIN                                            4,295.21   4,295.21                     -
    1017   10/26/01  PACIFIC BELL                                             1,930.71   1,930.71                     -
    1018   10/26/01  HQ GLOBAL                                                7,977.29   7,977.29                     -
    1019   10/26/01  VERIZON                                                    352.46     352.46                     -
    1021   10/26/01  AON CONSULTING                                           4,531.41                         4,531.41
to print   10/26/01  SIRAROTOGA BLANCARTE                                     1,980.00              1,980.00            this needs
                                                                            ----------------------                      to be
                                                                             42,245.65  35,734.24                       reversed
                                                                                                    -------------------
                                                                                                    1,980.00   4,531.41

                                                   Nov-01-issues
1022       10/29/01  Sprint PCS                    50% of Wireless billing
                                                     $1,175.48                  587.74     587.74                     -
1023       10/29/01  FII)C. Fidelity               401k Loan Repayments
                                                     Jul-01 to Oct 01         1,096.77   1,096.77                     -
1024       10/30/01  AON Risk Services             Insurance Premium
                                                     Directors & Officers
                                                     Coverage                58,474.05  58,474.05                     -
1201        11/2/01  ADP. INC                      INV 185552                   150.00     150.00                     -
1202        11/2/01  JIT TRANSPORTATION            INV 605582                    10.00      10.00                     -
1203        11/2/01  RR. DONNELLEY                 INV 1201767100               540.00     540.00                     -
1204        11/2/01  UNITED PARCEL SERVICE         INV 100E3W421                 14.15      14.15                     -


CHECK# Date       Supplier Name                   Description                       Payment Amount    CLEARED    VOID OUTSTANDING
------ ----       -------------                   -----------                       --------------    -------    ---- -----------
1205   11/2/01    UNUM LIFE INSURANCE             ACCT 05539930017                       486.13          486.13                -
1206   11/2/01    VISION SERVICE PLAN CA          ACCT 121588050006                       71.13           71.13                -
1207   11/2/01    STERLING LOGISTICS              INV 17250                               75.00           75.00                -
1208   11/2/01    THE DEPOSITARY TRUST CO.        INV 146596                             100.00          100.00                -
1219   11/2/01    SIRAROTOGA BLANCARTE            INV #177 Period and 11-02-01
                                                   (Vacationing PE 11-9-01)              960.00          960.00                -
1224   11/12/01   ADP                             INV 104008, 103451                     500.57          500.57                -
1225   11/12/01   AT&T                            ACCT 1717781206621                   1,618.07        1,618.07                -
1226   11/12/01   AT&T WIRELESS, INC.             ACCT 80852968                           87.66           87.66                -
1227   11/12/01   EMPLOYMENT DEVELOPMENT          ACCT 19604941                          778.88          778.88                -
1228   11/12/01   EXHIBIT GROU/GILTSPUR           INV 24738                              399.50          399.50                -
1229   11/12/01   FIIOC-FIDELITY                  401K Loan Repayments - 11/08/01        101.33          101.33                -
1230   11/12/01   HOGLAND TRANSFER                INV 4345608                         14,552.10       14,552.10                -
1231   11/12/01   JIT TRANSPORTATION              INV 608117                               5.00            5.00                -
1232   11/12/01   KEMPER INSURANCE                ACCT CSF032268 - INSTALLMENT 4       2,320.00        2,320.00                -
1233   11/12/01   PACIFIC BELL                    ACCT 8586\3825946\                     137.28          137.28                -
1234   11/12/01   PITNEY BOWES CREDIT CORP        ACCT 4903515                           537.52          537.52                -
1235   11/12/01   R R. DONNELLEY RECEIVABLES      INV 1208054500, 1202505700           2,213.20        2,213.20                -
1236   11/12/01   SHAREHOLDER.COM                 INV ADAP0801                           145.77          145.77                -
1237   11/12/01   SOUT DAKOTA-DEPT OF REVENUE     LATE CHARGE                             10.00           10.00                -
1238   11/12/01   Sprint PCs                      ACCT 002366285834                      262.51          262.51                -
1239   11/12/01   STATE BOARD OF EQUALIZATION     ACCT SC OH30-687800                     56.65           56.65                -
1240   11/12/01   THE DEPOSITORY TRUST CO.        INV 147121, 148220                     190.00          190.00                -
1241   11/12/01   THE HARTFORD INSURANCE          INV 448710                               3.75            3.75                -
1242   11/12/01   VERIZON WIRELESS                INV 0313638213                         178.23          178.23                -
1243   11/13/01   AON CONSULTING                  INV 4412                             1,754.86        1,754.86                -
1244   11/14/01   ABC                             Prepaid postage stamps               2,070.00        2,070.00                -
1245   11/16/01   R.R. Donnelley Receivables,
                   Inc.                           INV#1206481100                       3,277.00        3,277.00                -
1246   11/16/01   DANIEL SCHARRE                  Expense Reimbursement 5365011110        52.84           52.84                -
1247   11/16/01   MARK SHUPE                      Expense Reimbursement 7668011020        19.04           19.04                -
1248   11/16/01   Sprint PSC                      Oct - 01 Simi 23626583-4               912.86          912.86                -
EFT    11/20/01   ZHENG, XIAONAN                  EFT TRANSFER 11-20-01 CHINA
                                                   REPRESENTATIVE                      7,592.00        7,592.00                -
EFT    11/20/01   LUI, DIAN                       EFT TRANSFER 11-20-01 CHINA
                                                   REPRESENTATIVE                      1,650.00        1,650.00                -
EFT    11/20/01   ZHANG, YU                       EFT TRANSFER 11-20-01 CHINA
                                                   REPRESENTATIVE                        865.00          865.00                -
1253   11/22/01   SIRAROTOGA BLANCARTE            INVOICE #178 PERIOD ENDING
                                                   11/23/01                            1,440.00        1,440.00                -
1254   11/21/01   HO GLOBAL WORKPLACES            INV SJ004F754098                     6,631.04        6,631.04                -
1255   11/21/01   IRON MOUNTAIN                   INV 777017831                          100.00          100.00                -
1256   11/21/01   MURPHY & MACONACHY, INC.        INV 2003079                          1,094.00        1,094.00                -
1257   11/21/01   STERLING LOGISTICS              INV 17603                               75.00                            75.00
1258   11/21/01   PACIFIC GAS & ELECTRIC CO.      ACCT HVV50528063                    13,692.27       13,692.27                -
       11/23/01   ADP                             ADP PROCESSING FIELDS                   47.23           47.23                -
                                                                                   ---------------------------------------------
                                                                                     126,042.23      125,967.23  0.00      75.00
                                                                                   =============================================
DECEMBER 2001 A/P OUTSTANDING
-----------------------------
1265   11/30/2001 ABC                             ACCT 30003                             588.02          588.02                -
1266   11/30/2001 ADP                             acct 00191-202052                      248.34          248.34                -
1267   11/30/2001 A T & T                         ACCT 17117781206621                     13.55           13.55                -
1268   11/30/2001 FIIOC (FIDELITY)                401K LOAN REPAYMENT-PE 11/23/01        101.23          101.23                -
100 00 11/30/2001 HOGLAND TRANSFER CO.                                                   100.00          100.00                -
1270   11/30/2001 IRON MOUNTAIN                                                          856.52          856.52                -
1271   11/30/2001 MANAGED HEALTH NETWORK                                                  20.76           20.76                -
1274   12/05/2001 SIRAROTOGA BLANCARTE                                                  1800.00         1800.00                -
1275   12/06/2001 AON CONSULTING                                                         666.00          666.00                -
1276   12/05/2001 FLORIDA DEPARTMENT OF REVENUE   SALES TAX                               10.00           10.00                -
1277   12/05/2001 ONEIL RELOCATION                                                       582.28          582.28                -
1278   12/05/2001 R R DONNELLEY RECEIVABLES                                             1993.00         1993.00                -
1279   12/05/2001 SCHARRE, DANIEL L.                                                    1275.00         1275.00                -
1280   12/05/2001 SPRINT PCS                      ACCT 0023626583-4                      200.83          200.83                -
1281   12/05/2001 VERIZON                         ACCT 708255074-00001                   183.43          183.43                -
1282   12/14/2001 ADP                             acct 00191-202042                      240.13          240.13                -
1283   12/14/2001 AON CONSULTING                                                           8.00            8.00                -
1284   12/14/2001 CDC Communications              ACCT 183500                              2.00            2.00                -
1285   12/14/2001 IN-HOUSE ATTORNEY SERVICE, INC. SHERIANN DeMAS                        5364.24                          5364.24
1286   12/14/2001 RMI CONSULTING                  CONSULTING SERVICES                   1703.04         1703.04                -
1287   12/14/2001 SCHARRE, DANIEL L.                                                    2082.50         2082.50                -
1287   12/14/2001 SIRAROTOGA BLANCARTE                                                  1200.00         1200.00                -
1291   12/18/2001 MIAO, PATTY                                                           2200.00         2200.00                -
1292   12/20/2001 SIRAROTOGA BLANCARTE                                                  1200.00         1200.00                -
1293   12/21/2001 A T & T BUSINESS SERVICES       ACCT 0553688485001                      11.18                            11.18
1294   12/21/2001 SCHARRE, DANIEL L.                                                    1312.50                          1312.50
1295   12/21/2001 VERIZON                         ACCT 70825507400001                    133.40          133.40                -
1296   12/28/2001 ADP                             ACCT 00191-202882                      296.19                           296.19
1297   12/28/2001 SIRAROTOGA BLANCARTE                                                   720.00          720.00
                                                                                   ---------------------------------------------
                                                                                      25,312.16       18,326.06     -   6,984.12
                                                                                   =============================================

                                                                            GRAND TOTAL OUTSTANDING A/P CHECKS         11,580.55

                 Bank of America [LOGO]

                                        LIQUIDITY MANAGEMENT ACCOUNT STATEMENT
                                              PERIOD:    12/01/2001-12/31/2001
                                              ACCOUNT NUMBER        1233936178
                                              MASTER ACCOUNT        1233936178
                                              TAX ID. NUMBER        94-1668412

                          ADAPTIVE BROADBAND CORP-DIP
                          2055 GATEWAY PLACE
                          SUITE 400
                          SAN JOSE CA 95110-0000

                REDEMPTION   PURCHASE   CREDIT TO        INVESTMENT    DIVIDEND  DIVIDEND   INVESTMENT
  DATE            AMOUNT      AMOUNT    INVESTMENT         BALANCE       RATE     ACCRUED     OPTION
-------         ----------   --------   ----------       ----------    --------  ---------  ----------
12/01/2001                                              16,822,816.96   1.7820%    821.34   CASH-DAILY
12/02/2001                                              16,822,816.96   1.7820%    821.34   CASH-DAILY
12/03/2001                    5,227.19    5,227.19      16,828,044.15   1.7673%    814.80   CASH-DAILY
12/04/2001                                              16,828,044.15   1.7473%    805.58   CASH-DAILY
12/05/2001        1,456.89                1,456.89-     16,826,587.26   1.7319%    798.40   CASH-DAILY
12/06/2001       47,517.80               47,517.80-     16,779,069.46   1.7075%    784.96   CASH-DAILY
12/07/2001      694,713.17              694,713.17-     16,084,356.29   1.6998%    749.05   CASH-DAILY
12/08/2001                                              16,084,356.29   1.6998%    749.05   CASH-DAILY
12/09/2001                                              16,084,356.29   1.6998%    749.05   CASH-DAILY
12/10/2001       19,175.88               19,175.88-     16,065,180.41   1.6825%    740.52   CASH-DAILY
12/11/2001        3,823.66                3,823.66-     16,061,356.75   1.6432%    723.07   CASH-DAILY
12/12/2001                                              16,061,356.75   1.6229%    714.15   CASH-DAILY
12/13/2001          375.47                  375.47-     16,060,981.28   1.6113%    709.03   CASH-DAILY
12/14/2001        5,849.19                5,849.19-     16,055,132.09   1.6094%    707.90   CASH-DAILY
12/15/2001                                              16,055,132.09   1.6094%    707.90   CASH-DAILY
12/16/2001                                              16,055,132.09   1.6094%    707.90   CASH-DAILY
12/17/2001        2,086.00                2,086.00-     16,053,046.09   1.5946%    701.33   CASH-DAILY
12/18/2001           72.55                   72.55-     16,052,973.54   1.5684%    689.80   CASH-DAILY
12/19/2001                                              16,052,973.54   1.5521%    682.60   CASH-DAILY
12/20/2001        6,785.60                6,785.60-     16,046,187.94   1.5294%    672.35   CASH-DAILY
12/21/2001                   12,482.75   12,482.75      16,058,670.69   1.5333%    674.59   CASH-DAILY
12/22/2001                                              16,058,670.69   1.5333%    674.59   CASH-DAILY
12/23/2001                                              16,058,670.69   1.5333%    674.59   CASH-DAILY
12/24/2001        6,292.86                6,292.86-     16,052,377.83   1.5272%    671.65   CASH-DAILY
12/25/2001                                              16,052,377.83   1.5272%    671.65   CASH-DAILY
12/26/2001                                              16,052,377.83   1.5268%    671.45   CASH-DAILY
12/27/2001                                              16,052,377.83   1.5291%    672.47   CASH-DAILY
12/28/2001          177.47                  177.47-     16,052,200.36   1.5118%    664.88   CASH-DAILY
12/29/2001                                              16,052,200.36   1.5118%    664.88   CASH-DAILY
12/30/2001                                              16,052,200.36   1.5118%    664.88   CASH-DAILY
12/31/2001          720.00                  720.00-     16,051,480.36   1.5131%    665.41   CASH-DAILY

MTD TOT DIVIDENDS ACCRUED   22,221.16   AVG. DAILY DIVIDEND RATE         1.6144%
MTD TOT DIVIDENDS PAID      12,687.31   AVG. DAILY INVESTMENT BAL.     16,205,596.94
YTD TOT DIVIDENDS PAID      12,687.31   TARGET BALANCE                           .00


          ACCRUED DIVIDENDS OF   22,221.16 WILL BE CREDITED TO YOUR DDA ON 01/02/2002.

                                                          Bank of America
                                                                          [LOGO]

ADAPTIVE BROADBAND CORP-DIP
2055 GATEWAY PLACE
SUITE 400
SAN JOSE CA     95110-0000


CURRENT DATE: 12/31/2001

TREASURY MANAGEMENT SERVICES

THIS IS A CREDIT ADVICE.

WE HAVE CREDITED YOUR CHECKING ACCOUNT NUMBER 123-393-617-8 FOR $720.00 WITH PROCEEDS TAKEN FROM YOUR NATIONS CASH RESERVES FUND.

YOUR INVESTED BALANCE IS:       $16,051,480.36

Bank of America [LOGO]


BANK OF AMERICA, N.A.                               Account Number    1233936178
P.O. BOX 27128                                      01 01 000 01 M0000 E#     37
CONCORD, CA 94520                                   Last Statement:   11/30/2001
                                                    This Statement:   12/30/2001

                                                    Customer Service
                                                      1-800-262-2726
ADAPTIVE BROADBAND CORP-DIP
2055 GATEWAY PLACE
SUITE 400                                             Page 1 of 3
SAN JOSE CA 95110

                               ANALYZED CHECKING
--------------------------------------------------------------------------------

                          Account Summary Information

Statement Period 12/01/2001 - 12/31/2001   Statement Beginning Balance       .00
Number of Deposits/Credits            16   Amount of Deposits/Credits 818,593.42
Number of Checks                      37   Amount of Checks            54,987.71
Number of Other Debits                11   Amount of Other Debits     763,605.71
                                           Statement Ending Balance          .00

Number of Enclosures                  37
Number of Days in Cycle               31   Service Charge               1,739.16

                               Transaction Detail
-----------------------------------------------------------------------------------------------------
Date    Customer                                                                           Bank
Posted  Reference       Amount           Description                                       Reference
-----------------------------------------------------------------------------------------------------
12/03     1234        12,687.31   Sweep - Dividends Credit                                   09915000
12/03     Bank Charges 1,739.16-  Account Analysis Fee                                   123302460000
                                  ILXLM-APX Analysis Billing: analysis fees paid
                                  for p/c 01129 12/03/01
12/03                  5,227.19-  Sweep - Mutual Fund Debit                                  09915100
12/03     1234           537.52-  Check                                                  988505360324
12/03     1261         2,801.26-  Check                                                  981100960229
12/03     1263         1,525.66-  Check                                                  981100960229
12/03     1270           856.26-  Check                                                  986804560316
12/05                    424.88-  CA BANKING CENTER DEPOSIT                                4100660142
12/05                  1,456.89   Sweep - Trans from Mutual Fund                             09915100
12/05     1256         1,094.00-  Check                                                  988505860007
12/05     1266           249.34-  Check                                                  983500960191
12/05     1267            13.55-  Check                                                  988506860253
12/05     1269           100.00-  Check                                                  983500160030
12/06                 47,517.80   Sweep - Trans From Mutual Fund                             09915100
12/06                 43,801.61-  WIRE TYPE:WIRE OUT DATE: 120601 TIME: 0616 PT          385200370009
                                  TRN: 011206009557 FDREF/SEQ: 011206009557/000171
                                  BNF: ADP INC. FUNDS MGMT. ID: 009102628675 BNF BK:CH
                                  ASE MANHATTAN BANK N ID: 021000021 PMT DET: 0090000
                                  340JO BY REQUEST OF ADP TAX SERVICES PLEASE REFER
12/06     1243         1,754.86-  Check                                                      05460241
12/06     1268           101.33-  Check                                                  981400660190
12/06     1274         1,860.00-  Check                                                  983501360046
12/07                694,713.17   Sweep - Trans From Mutual Fund                             09915100
12/07                     46.35-  ADP - FEES ADP PAYROLL FEES CO ID: 9659605001          533328087464
                                   ADAPTIVE BROADBAND-SUN ID# 10AB2 5355332
                                   REF: 00123393617812110825000002808746400101120727
12/07                692,538.96-  WIRE TYPE: BOOK OUT DATE: 120701 TIME: 1420 PT         385200370065
                                  TRN: 011207065556
                                  BNF: ADAPTIVE BROADBAND DIP ID: 1233006345
12/07     1265           598.82-  Check                                                  986905060179
12/07     1272         1,745.01-  Check                                                  114200460377
12/07     1281           183.43-  Check                                                  414905560027
12/07                 19,175.88   Sweep - Trans From Mutual Fund                             09915100
12/10     1262        12,196.87-  Check                                                   49400860452
12/10     1273         3,636.49-  Check                                                  615000260304
12/10     1278          1,99.00-  Check                                                  987006860227
12/10     1279         1,375.00-  Check                                                  615001760109

          Bank of America [LOGO]

          BANK OF AMERICA, N.A.                 Account Number     1233936178
          P.O. BOX 27128                        01 01 000 M0000     E#     37
          CONCORD, CA 94520                     Last Statement:    11/30/2001
                                                This Statement:    12/31/2001

                                                Customer Service
                                                  1-800-262-2726
          ADAPTIVE BROADBAND CORP-DIP

                                                                     Page 2 of 3

                                        ANALYZED CHECKING
-----------------------------------------------------------------------------------------------
                                        Transaction Detail
-----------------------------------------------------------------------------------------------
Date      Customer                                                                    Bank
Posted    Reference     Amount               Description                           Reference
-----------------------------------------------------------------------------------------------
12/11                 3,823.66  Sweep - Trans From Mutual Fund                         09915100
12/11     1211        2,117.59- Check                                              980500560076
12/11     1248          912.86- Check                                              988507260062
12/11     1277          592.28- Check                                              985006360585
12/11     1280          200.93- Check                                              988507260062
12/13                   375.47  Sweep - Trans From Mutual Fund                         09915100
12/13                   375.47- ADP - FEES ADP PAYROLL FEES CO ID: 9659605001      533375701584
                                 ADAPTIVE BROADBAND-SUN ID# 10AB2  4779072
                                 REF: 00123393617812110825000007570158460001121327
12/14                 5,849.19  Sweep - Trans From Mutual Fund                         09915100
12/14                   358.60- ADP - FEES ADP PAYROLL FEES  CO ID: 9659605001     533303817164
                                 ADAPTIVE BROADBAND-SUN ID#  10AB2  5561172
                                 REF: 00123393617812110825000000381716470101121427
12/14     1276           10.00-  Check                                             983906860223
12/14     1289        5,480.59-  Check                                              62201260263
12/17                 2,086.00   Sweep - Trans From Mutual Fund                        09915100
12/17     1240          190.00-  Check                                             983500460199
12/17     1275          696.00-  Check                                             987006260396
12/17     1288        1,200.00-  Check                                             983500460113
12/18                    72.55   Sweep - Trans From Mutual Fund                        09915100
12/18    EARTHLINK       72.55-  INTRNT SVC EARTHLINK CA        CO ID: 1742420000  533372774345
                                  ADAPTIVE BROADBAND   1D#
                                  REF: 00123393617812110825000007277434510001121827
12/19                16,434.69   CA BANKING CENTER DEPOSIT                          86500160794
12/20                 6,785.60   Sweep - Trans From Mutual Fund                        09915100
12/20                 6,785.60-  WIRE TYPE: WIRE OUT DATE: 122001 TIME: 0616 PT    385200370011
                                 TRN: 011220011601 FDREF/SEQ:011220011601/000230
                                 BNF: ADP INC. FUNDS MGMT. ID:009102628675 BNF BK:CH
                                 ASE MANHATTAN BANK N. ID:021000021 PMT DET:0123100
                                 354JO BY REQUEST OF ADP TAX SERVICES PLEASE REFERE
12/21                12,482.75-  Sweep - Mutual Fund Debit                             09915100
12/21     1282          249.13-  Check                                             983500160022
12/21     1283            8.00-  Check                                             987004560260
12/21     1284            2.03-  Check                                             982000160154
12/21     1290        2,706.70-  Check                                             126201360184
12/24                 6,292.86   Sweep - Trans From Mutual Fund                        09915100
12/24     1286        1,703.04-  Check                                             519001060009
12/24     1287        2,062.50-  Check                                             983905560149
12/24     1291        2,200.00-  Check                                             981101360250
12/24     1292        1,200.00-  Check                                             983500160041
12/24     1295          113.40-  Check                                             414906860019
12/28                   177.47   Sweep - Trans From Mutual Fund                        09915100
12/28                   177.47-  ADP - FEES ADP PAYROLL FEES  CO ID: 9659605001    533382384756
                                  ADAPTIVE BROADBAND-SUN ID# 10AB2 5939310
                                  REF: 00123393617812110825000008238475610001122827
12/31                   720.00   Sweep - Trans From Mutual Fund                        09915100
12/31     1297          720.00-  Check                                             983500460026

        Bank of America [LOGO]

        BANK OF AMERICA, N.A.                     Account Number     1233936178
        P.O. BOX 27128                            01 01 000 01 M0000 E#      37
        CONCORD, CA 94520                         Last Statement:    11/30/2001
                                                  This Statement:    12/31/2001

                                                  Customer Service
                                                    1-800-262-2726
        ADAPTIVE BROADBAND CORP-DIP
                                                    Page 3 of 3

                               ANALYZED CHECKING
--------------------------------------------------------------------------------
                                 Daily Balances
--------------------------------------------------------------------------------
Date  Ledger Balance  Collected Balance   Date  Ledger Balance Collected Balance
--------------------------------------------------------------------------------
11/30             .00                .00  12/19      16,434.69               .00
12/05          424.88                .00  12/21         986.08               .00
12/07           25.48                .00  12/24            .00               .00
12/10             .00                .00  12/31            .00               .00